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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - FEBRUARY 26, 2002



                         NORTH FORK BANCORPORATION, INC.
             (Exact name of Registrant as specified in its charter)



         DELAWARE                        1-10458                 36-3154608
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)



        275 BROADHOLLOW ROAD
         MELVILLE, NEW YORK                                         11747
(Address of principal executive offices)                          (Zip Code)



       Registrant's telephone number, including area code: (631) 844-1004


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ITEM 9. REGULATION FD DISCLOSURE

North Fork Bancorporation, Inc. announced today that it will be presenting at the Sandler O'Neill & Partners West Coast Financial Services Conference on Wednesday, February 27, 2002. Sandler O'Neill has established a Webcast and an Audio Conference dial in number. In order to access this webcast log on to www.sandleroneill.com and click on CONFERENCE WEBCAST. The dial in number to listen to the presentation live is 888-924-4447. This presentation will also be available on North Fork Bank's website at www.northforkbank.com.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS



(a)   Financial Statements of the Business Acquired.

      Not Applicable


(b)   Pro Forma Financial Information

      Not Applicable


(c)   Exhibits

      99.1  Press Release dated February 26, 2002


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                                    SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 26, 2002




NORTH FORK BANCORPORATION, INC.


By: /s/ Daniel M. Healy


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    Daniel M. Healy
    Executive Vice President
    Chief Financial Officer


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